Impairment of goodwill and other non-current assets	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Impairment of goodwill and other non-current assets
17.	Impairment of goodwill and other non-current assets
As of December 31, 2019 and 2018, the Group performed an impairment analysis of goodwill and other non-current assets at the level of cash generating units (CGU). The Group considers the relationship between market capitalization and its book value, among other factors, when reviewing for indicators of impairment. Goodwill acquired through business combinations has been allocated to CGUs for impairment testing as follows (before impairment write-downs):

		Goodwill
Cash generating units	Segment	December 31, 2019	December 31, 2018
Yakutugol	Mining	13,399	13,399
Kuzbass Power Sales Company	Power	1,026	1,026
Port Posiet	Mining	756	756
Chelyabinsk Metallurgical Plant	Steel	589	646
Southern Kuzbass Coal Company	Mining	143	143
Port Temryuk	Mining	69	69
Southern Kuzbass Power Plant	Power	—	2,382

Total		15,982	18,421

As of December 31, 2019 and 2018, the recoverable amount of CGUs was determined based on value in use except for one CGU with the recoverable amount determined as fair value less cost to sell. Inflation and discount rates, range of discount rates, estimated for each year for the forecasted period, were as follows:

	Forecast period, years
For the year ended December 31, 2018	2019	2020	2021	2022	2023
Inflation rate in Russia	5.0%	4.3%	3.8%	4.0%	4.0%
Inflation rate in European countries	3.3%	3.3%	3.1%	3.1%	3.0%
Pre-tax discount rate, %	11.10%-23.60%	11.10%-23.60%	11.10%-23.60%	11.10%-23.60%	11.10%-23.60%

For the year ended December 31, 2019	2020	2021	2022	2023	2024
Inflation rate in Russia	3.7%	3.4%	3.8%	3.8%	3.8%
Inflation rate in European countries	3.1%	2.7%	2.8%	2.8%	2.9%
Pre-tax discount rate, %	10.0%-14.9%	10.0%-14.9%	10.0%-14.9%	10.0%-14.9%	10.0%-14.9%
As of December 31, 2019, the Group performed the impairment testing for the following number of CGUs by segments: Steel – 3, Mining – 6 and Power – 2.

Impairment of goodwill
According to the results of the impairment analysis of goodwill, an impairment loss as of December 31, 2019 was recognised in the following CGU:

Cash generating units	Impairment loss on goodwill at December 31, 2019
Yakutugol	3,139

Total	3,139

Goodwill at Yakutugol was impaired in the amount of RUB 3,139 as of December 31, 2019 due to coal prices decline in long-term forecast along with forthcoming depletion of Neryungrinsky Open Pit. The remaining carrying value of goodwill was RUB 10,259 million.
According to the results of the impairment analysis of goodwill, an impairment loss as of December 31, 2018 was recognised in the following CGU:

Cash generating units	Impairment loss on goodwill at December 31, 2018
Southern Kuzbass Power Plant (SKPP)	2,382

Total	2,382

Goodwill at SKPP was written down from RUB 2,382 million to nil as of December 31, 2018 due to the breakdown of generating equipment and increased raw materials cost, that led to the increased idle and maintenance costs and reduced generating capacity forecasts.
According to the results of the impairment analysis of goodwill, no impairment loss as of December 31, 2017 was recognized.
Impairment of non-current assets
According to the results of the impairment analysis, impairment of non-current assets was identified for the following CGUs as of December 31, 2019:

Cash generating units	Impairment loss on non-current assets identified as a result of impairment tests at December 31, 2019
Bratsk Ferroalloy Plant (BFP)	727
Korshunov Mining Plant (KMP)	549

Total	1,276

Impairment of non-current assets at BFP of RUB 727 million was recognised due to ferrosilicon prices decline in long-term forecast. The remaining carrying value of the property, plant and equipment and mineral licenses of BFP was RUB 702 million. Estimated future cash flows remained negative at KMP therefore property, plant and equipment acquired in 2019 for the purpose to maintain production volumes in accordance with the license agreement obligations was written down to nil as of December 31, 2019.
According to the results of the impairment analysis, reversal of previously recognised impairment loss of non-current assets was identified for the following CGUs as of December 31, 2019:

Cash generating units	Gain from reversal of previously recognised impairment loss on non-current assets at December 31, 2019
Izhstal	2,611

Total	2,611

An impairment loss of non-current assets previously recognised at Izhstal was reversed of RUB 2,611 million due to decline in purchase prices for electrodes used as raw materials for steel production in a long-term forecast and decrease in pre-tax discount rate The remaining carrying value of the property, plant and equipment of Izhstal was RUB 4,199 million.
According to the results of the impairment analysis, impairment of non-current assets was identified for the following CGUs as of December 31, 2018:

Cash generating units	Impairment loss on non-current assets identified as a result of impairment tests at December 31, 2018
Korshunov Mining Plant (KMP)	1,151
Izhstal	781
Southern Kuzbass Power Plant (SKPP)	337

Total	2,269

The carrying value of property, plant and equipment at KMP was written down to nil as of December 31, 2017. However, during 2018, new non-current assets were acquired for the purpose to maintain production volumes in accordance with the license agreement obligations. As of December 31, 2018, estimated future cash flows remain negative due to high transportation cost per tonne and significant costs of large-scale stripping works in order to fulfil required level of extraction. Therefore, an additional impairment of property, plant and equipment at KMP of RUB 1,151 million was recognised as of December 31, 2018.
Impairment of property, plant and equipment at Izhstal of RUB 781 million was caused by the shift of production technology to casting own steel instead of acquiring billets, increased projected cost of purchased scrap metal and continued growth in long-term production costs. The remaining carrying value of the property, plant and equipment of Izhstal was RUB 1,799 million.

Impairment of non-current assets at SKPP of RUB 337 million represents the remaining loss allocated after the reduction of carrying value of goodwill at SKPP as described above. The remaining carrying value of the property, plant and equipment of SKPP was RUB 1,889 million.
Carrying value of individual items of the non-current assets for the respective entities including the underground mining workings at SKCC was impaired due to changes in the Group’s management plans to invest funds into the ongoing construction projects and, as a result, the inability of these assets to generate future economic benefits in the current market conditions:

Subsidiaries	Impairment loss on non-current assets identified for individual items of assets at December 31, 2018
Southern Kuzbass Coal Company (SKCC)	2,533
Other	38

Total	2,571

According to the results of the impairment analysis, impairment of non-current assets was identified for the following CGUs as of December 31, 2017:

Cash generating units	Impairment loss on non-current assets identified as a result of impairment tests at December 31, 2017
Korshunov Mining Plant (KMP)	2,271
Izhstal	2,130
Bratsk Ferroalloy Plant (BFP)	151

Total	4,552

The carrying value of property, plant and equipment and the mineral licenses at KMP of RUB 1,631 million and RUB 640 million, respectively, was written down to nil as of December 31, 2017 due to the decline in long-term forecast for iron ore prices, increase in transportation cost per tonne and growth of stripping costs required for removal of landslide deformations. Impairment of non-current assets at Izhstal of RUB 2,130 million was caused by significant increase in production costs for raw materials, specifically by increase in purchase price for electrodes expected to be maintained for a long-term period. The remaining carrying value of the property, plant and equipment of Izhstal was 2,871 RUB million. Impairment of property, plant and equipment at BFP of RUB 151 million was recognized due to the extension of planned period of furnace shutdown for compulsory repair works. The remaining carrying value of the property, plant and equipment and mineral licenses of BFP was RUB 1,258 million.

The carrying value of individual items of the non-current assets for the respective entity was impaired due to the decline by the regulatory authorities to extend the term of mineral license for exploration and extraction:

Subsidiaries	Impairment loss on non-current assets identified for individual items of assets at December 31, 2017
Southern Kuzbass Coal Company (SKCC)	1,529

Total	1,529

Sensitivity analysis
Reasonably possible change in key assumptions used in calculations of value in use could impact recoverable amount which was most sensitive to the growth of discount rate, cash flows growth rates after the forecasted period and change in operating profit due to changes in sales and extraction volumes and selling prices.
Based on the sensitivity analysis carried out as of December 31, 2019, a 5% decrease in future planned revenues would trigger impairment of goodwill, property, plant and equipment, mineral licenses and other intangible assets of RUB 17,693 million at SKCC, additional impairment of goodwill of RUB 8,283 million at Yakutugol, additional impairment of property, plant and equipment and mineral licenses at BFP of 702 RUB million, and a 1% increase in discount rate would lead to additional impairment of goodwill of RUB 1,606 million at Yakutugol. Decrease in selling prices for steel products by 3.3% would lead to reduction of gain from reversal of previously recognised impairment loss at Izhstal, at a 5.5% decrease in selling prices for steel products gain from reversal of previously recognized impairment loss at Izhstal would decrease to nil.
For the cash-generating units, which were not impaired in the reporting period and for which the reasonably possible changes could lead to impairment, the recoverable amounts would become equal to their carrying amounts if the assumptions used to measure the recoverable amounts changed by the following percentages: decrease in sales prices by 1.3% and 2.5% at SKCC and SKPP, respectively. The recoverable amounts of SKCC and SKPP based on initial key assumptions exceed the carrying amounts by RUB 6,436 million and RUB 1,390 million, respectively.
Reasonably possible changes in other key assumptions used in assessing recoverable amount of CGUs as of December 31, 2019 do not lead to excess of carrying value over recoverable amount.